                                      Exhibit 24



                        FIRST COMMUNITY FINANCIAL GROUP, INC.
                                  Powers of Attorney


     The undersigned Director of First Community Financial Group, Inc. ("Company") appoints each of Ken F. Parsons and James F. Arneson as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the 1997 Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 18th day of March, 1998.


                              By:/s/ E. Paul DeTray
                              -----------------------------------
                              E. Paul DeTray, Director

                        FIRST COMMUNITY FINANCIAL GROUP, INC.
                                  Powers of Attorney


     The undersigned Director of First Community Financial Group, Inc. ("Company") appoints each of Ken F. Parsons and James F. Arneson as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the 1997 Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 18th day of March, 1998.




                              By:/s/ A. Richard Panowicz, Jr.
                                 ------------------------------------
                              A. Richard Panowicz, Jr., Director

                        FIRST COMMUNITY FINANCIAL GROUP, INC.
                                  Powers of Attorney


     The undersigned Director of First Community Financial Group, Inc. ("Company") appoints each of Ken F. Parsons and James F. Arneson as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the 1997 Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 18th day of March, 1998.



                              By:/s/ Michael N. Murphy
                                 ---------------------------
                              Michael N. Murphy, Director

                        FIRST COMMUNITY FINANCIAL GROUP, INC.
                                  Powers of Attorney


     The undersigned Director of First Community Financial Group, Inc. ("Company") appoints each of Ken F. Parsons and James F. Arneson as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the 1997 Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 18th day of March, 1998.



                              By:/s/ John D. Durney
                                 ----------------------------
                              John D. Durney, Director

                        FIRST COMMUNITY FINANCIAL GROUP, INC.
                                  Powers of Attorney


     The undersigned Director of First Community Financial Group, Inc. ("Company") appoints each of Ken F. Parsons and James F. Arneson as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the 1997 Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 18th day of March, 1998.



                              By:/s/ Patrick L. Martin
                                 ---------------------------------
                              Patrick L. Martin, Director